SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
April 23, 2026
BREAD FINANCIAL HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15749	31-1429215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3095 LOYALTY CIRCLE
COLUMBUS, Ohio 43219
(Address and Zip Code of Principal Executive Offices)
(614) 729-4000
(Registrant’s Telephone Number, including Area Code)
NOT APPLICABLE
(Former name or former address, if changed since last report)☐
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BFH	NYSE
Depositary Shares, Each Representing a 1/40th Interest in a Share of 8.625% Non-Cumulative Perpetual Preferred Stock, Series A	BFH PrA	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    [  ]

Item 2.02 Results of Operations and Financial Condition.

On April 23, 2026, Bread Financial Holdings, Inc. (the “Company”) issued a press release regarding its results of operations for the quarter ended March 31, 2026 (the “Q1 2026 Earnings Release”). Copies of the Q1 2026 Earnings Release and the related financial supplement are furnished as Exhibit 99.1 and Exhibit 99.2 hereto, respectively.

Item 7.01 Regulation FD Disclosure.

In connection with the Q1 2026 Earnings Release, on April 23, 2026, the Company posted an investor presentation to the Company’s website (at www.breadfinancial.com) on the “Investors” page under “Events & Presentations,” where the Company routinely posts, and intends to do so in the future, announcements, events, presentations, news releases and other investor information. The investor presentation may be used by the Company’s senior management during meetings and calls with analysts, investors and other market participants. Information on the Company’s website does not constitute a part of this Current Report on Form 8-K.

Item 8.01 Other Events.

On April 23, 2026, the Company issued a press release announcing that the Board of Directors of the Company has declared: (i) a quarterly cash dividend of $21.56 per share of its 8.625% Non-Cumulative Perpetual Preferred Stock, Series A (equivalent to $0.539 per depositary share, each representing a 1/40th interest in a share of preferred stock), payable on June 15, 2026 to preferred stockholders of record at the close of business on May 29, 2026; and (ii) a quarterly cash dividend of $0.23 per share of common stock, payable on June 15, 2026 to common stockholders of record at the close of business on May 29, 2026. A copy of the press release announcing these dividends is attached as Exhibit 99.3 hereto.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Document Description

99.1	Press Release dated April 23, 2026 announcing the Company’s results of operations for the quarter ended March 31, 2026.

99.2	Financial Supplement - First Quarter 2026.

99.3	Press Release dated April 23, 2026 announcing the dividends on the Company’s preferred and common stock.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Note: Except for the information in Item 8.01 hereof (including Exhibit 99.3 hereto), the information contained in this report (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bread Financial Holdings, Inc.

Date: April 23, 2026	By:	/s/ Joseph L. Motes III
Joseph L. Motes III Executive Vice President, Chief Administrative Officer, General Counsel and Secretary